Exhibit.10.29
CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.
FOURTH AMENDMENT TO LEASE
THIS FOURTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this [***] day of [***] (the “Execution Date”), by and between BMR-MEDICAL CENTER DRIVE LLC, a Delaware limited liability company (“Landlord”), and MACROGENICS, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of [***] (the “Original Assignment Agreement”, as amended by that certain First Amendment to Assignment and Assumption Agreement dated as of [***] (the “First Amendment to Assignment” and collectively with the Original Assignment Agreement, the “Assignment Agreement”) between J. Craig Venter Institute, Inc. “JCVI” as assignor, and Tenant, as assignee, and that certain Landlord Consent dated as of [***] attached to the Original Assignment Agreement and executed by Landlord (the “Original Landlord Consent”), as amended by that certain First Amendment to Landlord Consent dated as of [***] attached to the First Amendment to Assignment and executed by Landlord (the “First Amendment to Landlord Consent” and collectively with the Original Landlord Consent the “Landlord Consent”), Landlord and Tenant are parties to that certain Lease dated as of [***], as amended by that certain First Amendment to Lease dated as of [***] that certain Second Amendment to Lease dated as of [***] (the “Second Amendment”) and that certain Third Amendment to Lease dated as of [***] (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 9704 Medical Center Drive in Rockville, Maryland (the “Building”);
B.    WHEREAS, Landlord and Tenant desire to extend the Term of the Existing Lease and modify certain other provisions of the existing Lease on the terms and conditions set forth in this Amendment; and
C.    WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.
AGREEMENT
NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
1.Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.
DC: 6471715-2    BioMed Realty form dated 3/27/15

2.Further Revised Term. The Revised Term of the Lease is hereby extended through the end of the ten (10)-year period commencing on [***] and expiring on [***] (the “Further Revised Term” and the Term Expiration Date is hereby extended from [***] to [***]. From and after the Execution Date, any references in the Lease to the “Term Expiration Date” shall mean [***] and any references in the Lease to “Term” shall mean the Revised Term, as extended by this Amendment, and as the same may be further extended pursuant to Section 14 of the Second Amendment, and subject to the earlier termination of the Lease as therein provided.
3.Condition of Premises. Tenant acknowledges that (a) as of the Execution Date it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Lease to the contrary, except as otherwise expressly provided in the Existing Lease, the Assignment Agreement or the Landlord Consent, agrees to take the same in its condition “as is” as of the first day of the Further Revised Term, subject to Landlord’s delivery of the Fourth Amendment TI Allowance, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Further Revised Term or to pay for any improvements to the Premises, except, in each case, as may be expressly provided in the Lease, the Assignment Agreement, the Landlord Consent or this Amendment.
4.Base Rent. Effective as of [***] the chart in Section 4(b) of the Second Amendment is hereby amended for the period commencing on [***] and ending on [***] to be as set forth below and monthly and annual installments of Base Rent for the Premises during the Further Revised Term (as extended by this Amendment) shall be as set forth in the chart below, subject to adjustment under the Lease.

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

5.Operating Expenses. Effective as of [***] the last clause of Section 4(j) of the Second Amendment, commencing with the words “In addition, to the extent...” and including the chart set forth at the end of Section 4(j), shall be deleted and shall be of no further force or effect.
6.TI Allowance.
6.1Effective as of the Execution Date, (a) Landlord shall have no further obligation to fund, and Tenant shall have no further right receive, the Additional TI Allowance and (b) any rights and/or obligations with respect to such Additional TI Allowance shall be null and void and of no force or effect. As of the Execution Date, Landlord confirms that: (x) it has not disbursed any of the Additional TI Allowance to Tenant and (y) therefore, Landlord has not increased, and shall have no further right from and after the Execution Date to increase, Base Rent upon any disbursement of any Additional TI Allowance pursuant to Section 6(b) of the Second Amendment. From and after the Execution Date, Section 6(b) shall have no further force and effect, with the exception of the definition of “TI Deadline,” which shall be amended and restated to mean [***] for all purposes under the Lease.
6.2In accordance with the terms and conditions of this Amendment, Landlord shall make available to Tenant an additional tenant improvement allowance in the amount of [***] Dollars ($[***]) (the “Fourth Amendment TI Allowance”) to be applied to the cost of the Tenant

Improvements (as defined below) performed by Tenant in the Premises within the [***] period immediately prior to the Execution Date or to be performed by Tenant after the Execution Date, pursuant to Section 6 of the Second Amendment and the Work Letter attached to the Second Amendment as Exhibit C (the “Work Letter”), as the same may be amended by this Amendment. Landlord shall disburse the Fourth Amendment TI Allowance to Tenant on the Execution Date (provided that Tenant delivers its duly executed counterpart of this Amendment no later than 12:00 pm Pacific time on the Execution Date, otherwise Landlord shall disburse the Fourth Amendment TI Allowance to Tenant no later than one (1) business day after the Execution Date) by wire transfer of immediately available funds to an account specified by Tenant. Tenant shall apply the Fourth Amendment TI Allowance to finance hard and soft costs of the Tenant Improvements, including costs of commissioning of any mechanical, electrical and plumbing systems and preparation and review of any related commissioning report, building permits and other taxes, fees, charges and levies charged by Governmental Authorities for permits for or inspections of the Tenant Improvements, and costs and expenses for labor, material, equipment and fixtures. For purposes of this Amendment, “Tenant Improvements” shall mean the first floor, second floor and fifth floor renovations to be performed by Tenant in the Premises, as substantially described in the documents entitled “MacroGenics 9704 MCD Level 1 & 2 Renovation Construction Set” dated May 18, 2016 prepared by CRB Architects-Engineers P.C. and consisting of 76 pages and approved by Landlord by a letter from Landlord to Tenant dated [***] with certain conditions stated therein, and “MacroGenics 9704 MCD Level 1 & 2 Renovation Construction Set, Bulletin #1” dated [***] prepared by CRB Architects-Engineers P.C. and consisting of 130 pages, and approved by a letter from Landlord to Tenant dated [***], with certain conditions stated therein, and as each of the same may be modified or narrowed by Tenant from time to time, in its sole discretion, but subject to Landlord’s approval or consent, to the extent that Landlord’s approval or consent is required under the Work Letter.
6.3Tenant shall perform the Tenant Improvements in accordance with Section 6 of the Second Amendment and the Work Letter, as the same may be modified by this Amendment. Without limiting the generality of the foregoing:
(a)Tenant shall deliver to Landlord the Completion Evidence for the Tenant Improvements on or before the TI Deadline (time being of the essence), and any failure to do so shall constitute a Default under Section 31.4 of the Lease. Landlord and Tenant hereby agree that Completion Evidence” shall consist of the following for purposes of this Amendment: (i) a statement setting forth the total cost of the Tenant Improvements, including supporting invoices (paid or presently due and payable) for Tenant’s costs of the Tenant Improvements, and certifying that the Fourth Amendment TI Allowance was applied to the Tenant Improvements in accordance with this Amendment; and (ii) all of the TI Submittals. Landlord and Tenant hereby agree that “TI Submittals” shall consist of the following for purposes of this Amendment: (t) commercially reasonable evidence satisfactory to Landlord that (i) all Tenant Improvements have been completed and paid for in full (an architect’s certificate of completion and the general contractor’s and each subcontractor’s and material supplier’s final unconditional waivers and releases of liens, each in a form acceptable to Landlord and complying with Applicable Laws, and a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor, together with a statutory notice of substantial completion from the general contractor shall be deemed evidence of completion of all Tenant Improvements and the same are paid in full), and (ii) any and all liens related to the Tenant Improvements have either been discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) or waived by the party filing such lien; (u) certificates of insurance required by the Lease to be purchased and maintained by Tenant; (v) an affidavit from Tenant’s architect certifying that all work performed in, on or about the Premises is in accordance with the Approved Plans; (w) complete “as built” drawing print sets, project specifications and shop drawings and electronic CADD files on disc (showing the Tenant Improvements as an overlay on the Building “as built” plans (provided that Landlord provides the Building “as-built” plans provided to Tenant) of all contract documents for work performed by their architect and engineers in relation to the Tenant Improvements, together with a consent by Tenant’s architects and engineers to Landlord’s use of such plans and specifications, as revised (if and to the extent such consent is granted following Tenant’s request therefor from Tenant’s architects and engineers, provided, that Tenant have no liability to Landlord, nor be in breach or default under the Lease or this Amendment, if Tenant’s architects or engineers fail to consent to Landlord’s use of such plans and specifications, as revised), upon the expiration or earlier termination of the Lease, in such form as Landlord shall reasonably require; and (x) a commissioning report prepared by a licensed, qualified commissioning agent hired by Tenant and approved by Landlord for all new or affected mechanical, electrical and plumbing systems (which report Landlord may hire a licensed, qualified commissioning agent to peer review, and whose reasonable recommendations Tenant’s commissioning agent shall perform and incorporate into a revised report).
(b)If not previously selected by Tenant and approved by Landlord, Tenant shall select the architect, engineer, and general contractor for the construction of the Tenant Improvements, subject to Landlord’s approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord hereby approves the following architect and for design of the Tenant Improvements: CRB Architects-Engineers P.C. Landlord hereby approves the following general contractor for construction of the Tenant Improvements: CRB Builders, LLC.
(c)Tenant’s Authorized Representatives shall continue to be Thomas Spitznagel and Chris Holmes.
(d)Tenant shall perform the Tenant Improvements in accordance with the Schedule and Approved Plans, and any changes to the Approved Plans required for the Tenant Improvements shall be requested and instituted in accordance with Article 2 of the Work Letter.
(e)Upon Substantial Completion of any Tenant Improvements in any portion of the Premises in which Tenant is not currently in occupancy and conducting business, prior to occupying and commencing to conduct business in such portion of the Premises (but without limitation of Tenant’s right to conduct installation, qualification and validation of equipment in such portion of the Premises at any time and without the Required Occupancy Approvals), Tenant shall deliver to Landlord any certifications and approvals with respect to the Tenant Improvements from any Governmental Authority and any board of fire underwriters or similar body for the use and occupancy of the Premises, to the extent required by Applicable Laws (including a certificate of occupancy for the Permitted Use, if such certificate of occupancy is required by Applicable Law) (collectively, the “Required Occupancy Approvals”); provided, that, the Required Occupancy Approvals shall be not be considered Completion Evidence; further, provided, that, Tenant shall not be obligated to refund or repay any of the Fourth Amendment TI Allowance by reason of Tenant’s failure to deliver such Required Occupancy Approvals to Landlord (but Tenant may not occupy or commence to conduct business in the applicable portion of the Premises until Tenant delivers the Required Occupancy Approvals, and the failure to deliver to Required Occupancy Approvals shall not excuse, waive, postpone or constitute any defense to Tenant’s obligations under the Lease, including the obligation to pay Rent).
(f)Landlord confirms that Tenant shall not be obligated to pay Landlord a construction management fee or any similar construction oversight fee with respect to the Tenant Improvements.
7.SNDA. Landlord agrees to request a subordination and non-disturbance agreement (an “SNDA”) from its current Mortgagees in the form attached hereto as Exhibit A (which is consistent with the form of SNDA attached to that certain Loan Agreement dated as of [***], as amended by that certain First Amendment to Loan Agreement and Other Loan Documents dated as of [***] (collectively, as the same may be amended, restated and/or replaced from time to time, the “Loan Agreement”), by and among Landlord, as mortgagor, the current Mortgagees and certain other parties thereto (the “Required Form of SNDA”)) with such changes requested by Tenant, within thirty (30) days after the Execution Date. Landlord agrees to use reasonable efforts, at no cost to Landlord, to obtain the SNDA substantially in the form attached hereto as Exhibit A from such Mortgagees. Landlord will not obstruct Tenant’s negotiations with the Mortgagees regarding Tenant’s requested changes to such SNDA. Tenant acknowledges that, while Tenant may request changes to the Required Form of SNDA from the current Mortgagees, the current Mortgagees have no contractual or other obligation to deliver any SNDA other than the Required Form of SNDA, and there is no definite time period during which such Mortgagees are required to respond to any request for or to deliver a Required Form of SNDA under the Loan Agreement, and therefore, any refusal or failure to deliver or delay in delivering any SNDA to Tenant shall not constitute a default of Landlord under the Lease. For purposes of clarity, using “reasonable efforts” to obtain the Required Form of SNDA from the Mortgagees shall not require Landlord to assert any default of Mortgagees or otherwise take any enforcement actions under the Loan Agreement or any other loan documents affecting the Premises. Within [***] days after Landlord’s written demand therefor, together with reasonable supporting documentation, Tenant shall reimburse any fees charged by the Mortgagees or their legal counsel pursuant to the Loan Agreement and any other third party out-of-pocket costs incurred by Landlord in connection with the request for, drafting or negotiation of and/or delivery of any SNDA requested by Tenant under this Amendment, regardless of whether the current Mortgagees agree to or actually execute and deliver such SNDA.
8.Security Deposit. Landlord acknowledges that pursuant to Section 4(c) of the Second Amendment, as of the Execution Date, it is currently holding a Security Deposit in the amount of [***] Dollars ($[***]).
9.ROFO. Upon Tenant’s request, Landlord agrees to execute and deliver to Tenant an amended and restated Purchase ROFO Memorandum, with the sole change to being to reflect the execution of this Amendment and the Further Revised Term, as the same may be further extended pursuant to Section 14 of the Second Amendment. Tenant may, but shall not be obligated to, record the amended and restated Purchase ROFO Memorandum, provided that Tenant shall be obligated to pay all costs and expenses relating thereto, including any taxes assessed as a result of such recording.
10.Broker. Tenant and Landlord each represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than CBRE, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at the indemnified party’s option and with counsel reasonably acceptable to the indemnified party, at the indemnifying party’s sole cost and expense) and hold harmless the indemnified party for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Landlord shall pay any commission to the extent required to be paid to Broker in connection with making of this Amendment pursuant to a separate agreement between Landlord and Broker. Tenant shall have no obligation to pay Broker a leasing commission in connection with the making of this Amendment.
11.No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease beyond applicable notice and cure periods. Landlord represents, warrants and covenants that, to the best of Landlord’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease beyond applicable notice and cure periods.

12.Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:
MacroGenics, Inc.
9704 Medical Center Drive
Rockville, Maryland 20850
Attn: General Counsel;
with a copy to:
Covington & Burling LLP
One CityCenter
850 Tenth Street, NW
Washington, DC 20001
Attention: Heather G. Haberl
13.Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.
14.Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.
15.Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant and Tenant’s receipt of the Fourth Amendment TI Allowance from Landlord. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.
16.Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.
17.Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.
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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.
LANDLORD:
BMR-MEDICAL CENTER DRIVE LLC,
a Delaware limited liability company
By:     /s/ Marie Lewis
Name:    Marie Lewis
Title:     Vice President, Legal

TENANT:
MACROGENICS, INC.,
a Delaware corporation
By:     /s/ Scott Koenig
Name:    Scott Koenig
Title:     CEO